                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-75522, 333-33603, 333-84333 and 333-38648.


                                                      ARTHUR ANDERSEN LLP


Philadelphia, Pennsylvania
 April 12, 2001